UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On December 5, 2012, Resolute Energy Corporation (the “Company”) and its subsidiaries (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc., BMO Capital Markets Corp., Wells Fargo Securities, LLC and Barclays Capital Inc., as representatives of the initial purchasers (the “Purchasers”), in which the Company agreed to issue and sell to the Purchasers $150 million aggregate principal amount of the Company’s 8.50% Senior Notes due 2020 (the “Senior Notes”) at a purchase price to the Purchasers of 101.25% of the principal amount of the Senior Notes. The Guarantors agreed to guarantee payment of the Senior Notes. The Senior Notes constituted an additional issuance of notes under the same indenture as $250 million of the Company’s 8.50% Senior Notes due 2020 (the “Original Senior Notes”) that were issued on April 25, 2012.

The offering of the Senior Notes was made only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The Senior Notes were not registered under the Securities Act or the securities laws of any other jurisdiction.

In the Purchase Agreement, the Company and the Guarantors made customary representations and warranties and agreed to indemnify the Purchasers against various liabilities, including certain liabilities with respect to the Company’s offering memorandum relating to the Senior Notes. The closing of the sale of the Senior Notes occurred on December 10, 2012. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The description above does not purport to be complete and is qualified in its entirety by the Purchase Agreement which is filed on Exhibit 10.1 to this Current Report on Form 8-K.

Registration Rights Agreement

The Company entered into a Registration Rights Agreement, dated December 10, 2012, among the Company, the Guarantors and the Purchasers (the “Registration Rights Agreement”), which provides the holders of the Senior Notes certain rights relating to the registration of the Senior Notes under the Securities Act. Pursuant to the Registration Rights Agreement, the Company agreed to conduct a registered exchange offer (the “Exchange Offer”) for the Senior Notes and, in certain circumstances, to file and cause to become effective a shelf registration statement providing for the resale of the Senior Notes. The Company is required to use reasonable best efforts to consummate an exchange offer by April 21, 2013. If the Company is unable to consummate such an exchange offer by that date, or upon the occurrence of certain other contingencies, it will be required to pay liquidated damages in the form of additional cash interest to the holders of the Senior Notes. In the event that specified holders are unable to exchange their Senior Notes in the Exchange Offer, the Company will be required to file a shelf registration statement to cover resales of the Senior Notes by holders who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement.

The description above does not purport to be complete and is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Fourth Amendment to Second Amended and Restated Credit Agreement

On December 10, 2012, the Company and certain of its subsidiaries, as guarantors, entered into a Fourth Amendment to Second Amended and Restated Credit Agreement (the “Fourth Amendment”) amending that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated April 18, 2011 (the “First Amendment”), the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011 and the Third Amendment to Second Amended and Restated Credit Agreement (“Third Amendment”) dated April 13, 2012 (as amended, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto. The Fourth Amendment, among other things, provided that the Company would be permitted to incur up to $400 million of unsecured debt before triggering automatic reduction in the borrowing base. Therefore, the issuance of the Senior Notes did not decrease the borrowing base under the Credit Agreement, which will remain at $330 million.

The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the copy of the Fourth Amendment attached hereto as Exhibit 10.3 and incorporated herein by reference. Copies of the First Amendment, Second Amendment and Third Amendment are as Exhibits 10.1, 10.2 and 10.3 with the Company’s Current Report on Form 8-K filed April 16, 2012. The Second Amended and Restated Credit Agreement, dated as of March 30, 2010 is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Senior Notes were issued pursuant to the Indenture entered into on April 25, 2012 (the “Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), under which the Original Notes were also issued. The terms of the Senior Notes and the Original Senior Notes are governed by the Indenture, which contains covenants that, among other things, limit the Company’s and the Guarantors’ ability to incur additional debt, pay dividends on or make other distributions on stock, purchase or redeem stock or subordinated indebtedness, make investments, create liens, enter into transactions with affiliates, sell assets and merge with or into other companies or transfer substantially all of their assets. The Indenture also contains customary events of default. Indebtedness under the Senior Notes may be accelerated in certain circumstances upon an event of default as set forth in the Indenture. The Indenture was previously filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed April 26, 2012.

The Company will pay interest on the Senior Notes on May 1 and November 1 of each year, beginning May 1, 2013. The Senior Notes will mature on May 1, 2020.

Item 7.01	Regulation FD Disclosure

On December 10, 2012, the Company issued a press release announcing the closing of the offering of the Senior Notes. The press release is furnished herewith as Exhibit 99.1. The press release information presented herein under Item 7.01 shall be deemed “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement, dated December 5, 2012, among Resolute Energy Corporation, the Guarantors and the Purchasers.

10.2	Registration Rights Agreement, dated December 10, 2012, among Resolute Energy Corporation, the Guarantors and the Purchasers.

10.3	Fourth Amendment, dated as of December 7, 2012, to Second Amended and Restated Credit Agreement, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

99.1	Press Release dated December 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2012

RESOLUTE ENERGY CORPORATION

By:	/s/ James M. Piccone
James M. Piccone
President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement, dated December 5, 2012, among Resolute Energy Corporation, the Guarantors and the Purchasers.

10.2	Registration Rights Agreement, dated December 10, 2012, among Resolute Energy Corporation, the Guarantors and the Purchasers.

10.3	Fourth Amendment, dated as of December 7, 2012, to Second Amended and Restated Credit Agreement, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

99.1	Press Release dated December 10, 2012.